Exhibit 32

              CERTIFICATION OF CEO PURSUANT TO
                   18 U.S.C. SECTION 1350,
                   AS ADOPTED PURSUANT TO
        SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of
Monmouth Real Estate Investment Corporation (the "Company")
for the quarterly period ended June 30, 2004 as filed with
the Securities and Exchange Commission on the date hereof
(the "Report"), Eugene W. Landy, as President and Chief
Executive Officer   of the Company, and Anna T. Chew, as
Chief Financial Officer, each hereby certifies, pursuant to 18 U.S.C. (section) 1350, as adopted pursuant to (section)
906 of the Sarbanes-Oxley Act of 2002, that, to the best of their knowledge:

(1) The Report fully complies with the requirements of
section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.








By:       /s/ Eugene W. Landy
Name:     Eugene W. Landy
Title:    President and Chief Executive Officer


Date:    August 11, 2004






By:       /s/ Anna T. Chew
Name:     Anna T. Chew
Title:    Chief Financial Officer
Date:    August 11, 2004